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EXHIBIT 32.2

Walter Energy, Inc.
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
18 U.S.C. Section 1350

        In connection with the accompanying Quarterly Report of Walter Energy, Inc. (the "Company") on Form 10-Q for the quarterly period ended June 30, 2011 (the "Report"), I, Robert P. Kerley, Interim Chief Accounting Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 9, 2011
/s/ ROBERT P. KERLEY Chief Accounting Officer (Principal Financial Officer)

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  EXHIBIT 32.2
Walter Energy, Inc. Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 18 U.S.C. Section 1350